SPARTAN(registered trademark) NEW YORK MUNICIPAL MONEY MARKET FUND
A FUND OF FIDELITY NEW YORK MUNICIPAL TRUST II
SPARTAN(registered trademark) NEW YORK INTERMEDIATE MUNICIPAL INCOME FUND SPARTAN(registered trademark) NEW YORK MUNICIPAL INCOME FUND
FUNDS OF FIDELITY NEW YORK MUNICIPAL TRUST
SUPPLEMENT TO THE MARCH 23, 1996 STATEMENT OF ADDITIONAL INFORMATION
The following information replaces the similar information for each fund found in the "Investment Policies and Limitations" section beginning on page 2.
(SPARTAN NEW YORK MONEY MARKET)
(i) In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.
(ii) With respect to 75% of its total assets, the fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, the fund would hold more than 10% of the outstanding voting securities of that issuer.
(viii) The fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply (i) to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger, or (ii) to securities of other open-end investment companies managed by FMR or a successor or affiliate purchased pursuant to an exemptive order granted by the SEC.
(SPARTAN NEW YORK INTERMEDIATE)
(i) In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.
(ii) With respect to 75% of its total assets, the fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, the fund would hold more than 10% of the outstanding voting securities of that issuer.
(viii) The fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply (i) to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger, or (ii) to securities of other open-end investment companies managed by FMR or a successor or affiliate purchased pursuant to an exemptive order granted by the SEC.
(SPARTAN NEW YORK INCOME)
(i) In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.
(ii) With respect to 75% of its total assets, the fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, the fund would hold more than 10% of the outstanding voting securities of that issuer.
(viii) The fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply (i) to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger, or (ii) to securities of other open-end investment companies managed by FMR or a successor or affiliate purchased pursuant to an exemptive order granted by the SEC.
The following information follows the last non-fundamental limitation for each fund in the "Investment Policies and Limitations" section beginning on page 2.
Subchapter M generally requires the fund to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that no more than 5% of the fund's total assets are invested in securities of any one issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter M) and securities of other investment companies. These tax requirements are generally applied at the end of each quarter of the fund's taxable year.
The following information replaces the similar information in the "Performance" section beginning on page 20.
Use the first table to find your approximate effective tax bracket taking into account federal, state, and city taxes for 1997.
1997 TAX RATES

Taxable Income*                              Federal     New York    New York    Combined       Combined
                                             Marginal    State       City        Federal and    Federal,
                                             Rate        Marginal    Marginal    State          State, and
                                                         Rate        Rate        Effective      Local
                                                                                 Rate**         Effective
                                                                                                Rate**

Single Return           Joint Return



$24,651 -    $25,000    $41,201 -    $45,000    28.0%   6.85%   3.76%   32.93%   35.64%

 25,001 -    50,000      45,001 -     90,000    28.0%   6.85%   3.82%   32.93%   35.68%

 50,001 --   124,650     90,001 -    108,000    31.0%   6.85%   3.88%   35.73%   38.40%

124,651 -    271,050    108,001 -    271,050    36.0%   6.85%   3.88%   40.38%   42.86%

271,051 -    +          271,051 -    +          39.6%   6.85%   3.88%   43.74%   46.10%


* Net amount subject to federal income tax after deductions and exemptions. Assumes ordinary income only.
** Excludes the impact of the phaseout of personal exemptions, limitations on itemized deductions, and other credits, exclusions, and adjustments which may increase a taxpayer's marginal tax rate. An increase in a shareholder's marginal tax rate would increase that shareholder's tax-equivalent yield.
Having determined your effective tax bracket, use the appropriate table below to determine the tax-equivalent yield for a given tax-free yield.
NEW YORK CITY RESIDENTS - TRIPLE TAXES - 1997
If your combined federal, state, and local effective tax rate in 1997 is:
      35.64%   35.68%   38.40%   42.86%   46.10%


To match these

tax-free yields:   Your taxable investment would have to earn the following yield:


 3%   4.66%   4.66%   4.87%   5.25%   5.56%

 4%   6.22%    6.22%    6.49%    7.00%    7.42%

 5%   7.77%    7.77%    8.12%    8.75%    9.27%

 6%   9.32%    9.33%    9.74%    10.50%   11.13%

 7%   10.88%   10.88%   11.36%   12.25%   12.98%

 8%   12.43%   12.44%   12.99%   14.00%   14.84%

NEW YORK RESIDENTS (OUTSIDE NEW YORK CITY) - DOUBLE TAXES - 1997
If your combined federal and state effective tax rate in 1997 is:
      32.93%   35.73%   40.38%   43.74%


To match these

tax-free yields:   Your taxable investment would have to earn the following yield:


 3%         4.47%   4.67%   5.03%   5.33%

 4%         5.96%    6.22%    6.71%    7.11%

 5%         7.46%    7.78%    8.39%    8.89%

 6%         8.95%    9.34%    10.06%   10.66%

 7%         10.44%   10.89%   11.74%   12.44%

 8%         11.93%   12.45%   13.42%   14.22%

Each fund may invest a portion of its assets in obligations that are subject to state or federal income taxes. When a fund invests in these obligations, its tax-equivalent yield will be lower. In the table above, the tax-equivalent yields are calculated assuming investments are 100% federally and state tax-free.
   The following information has been eliminated from the "Management Contracts" section beginning on page 31.
To comply with the California Code of Regulations, FMR will reimburse the fund if and to the extent that a fund's aggregate operating expenses exceed specified percentages of its average net assets. The applicable percentages are 2% of the first $30 million, 2% of the next $70 million, and 1% of the average net assets in excess of $100 million. When calculating the fund's expenses for purposes of this regulation, the fund may exclude interest, taxes, brokerage commissions, and extraordinary expenses, as well as a portion of its distribution plan expenses.